CUSIP No. 650111107

EXHIBIT D

AGREEMENT

The undersigned agree that this Schedule 13D dated February 11, 2008 relating to the Class A Common Stock ($0.10 par value per share) of The New York Times Company shall be filed on behalf of the undersigned.

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

By:	Harbinger Capital Partners Offshore Manager, L.L.C.
By:	HMC Investors, L.L.C.,

Managing Member

By:	/s/ William R. Lucas, Jr.

Name: William R. Lucas, Jr.

Title: Executive Vice President

HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C.*

By:	HMC Investors, L.L.C.,

Managing Member

By:	/s/ William R. Lucas, Jr.

Name: William R. Lucas, Jr.

Title: Executive Vice President

HMC INVESTORS, L.L.C.*

By:	/s/ William R. Lucas, Jr.

Name: William R. Lucas, Jr.

Title: Executive Vice President

CUSIP No. 650111107

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

By:	Harbinger Capital Partners Special Situations GP, LLC
By:	HMC – New York, Inc.

Managing Member

By:	/s/ William R. Lucas, Jr.

Name: William R. Lucas, Jr.

Title: Executive Vice President

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC.*

By:	HMC – New York, Inc.

Managing Member

By:	/s/ William R. Lucas, Jr.

Name: William R. Lucas, Jr.

Title: Executive Vice President

HMC – NEW YORK, INC.*

By:	/s/ William R. Lucas, Jr.

Name: William R. Lucas, Jr.

Title: Executive Vice President

HARBERT MANAGEMENT CORPORATION*

By:	/s/ William R. Lucas, Jr.

Name: William R. Lucas, Jr.

Title: Executive Vice President

CUSIP No. 650111107

/s/ Philip Falcone*

Philip Falcone

/s/ Raymond J. Harbert*

Raymond J. Harbert

/s/ Michael D. Luce*

Michael D. Luce

/s/ Scott Galloway*

Scott Galloway

HARBINGER CAPITAL PARTNERS NY, LLC

By:	HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD., its manager
By:	HARBINGER CAPITAL PARTNERS OFFSHORE MANAGER, L.L.C., its investment manager
By:	HMC INVESTORS, L.L.C., its managing member

/s/ William R. Lucas, Jr.

Name: William R. Lucas, Jr.

Title: Executive Vice President

FIREBRAND INVESTMENTS, LLC*

By:	/s/ Scott Galloway

Name: Scott Galloway

Title: Founder and CIO

February 11, 2008

*The Reporting Persons disclaim beneficial ownership in the shares reported herein except to the extent of their pecuniary interest therein.